SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2003

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA	(781) 391-4000	02155

(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 5. Other Events.

     On March 6, 2003, Century Bancorp, Inc. (the “Company”) issued a press release announcing the effect on the Company from changes in Massachusetts tax law. The press release attached as Exhibit 99.1 is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release dated March 6, 2003.

SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC

/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr. Vice President and Treasurer

Dated: March 7, 2003

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